SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 24, 2001
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                    1-6368                  38-1612444
           (Commission File Number) (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
---------------------

     Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered $36,700,000,000 principal amount of its Debt Securities ("Debt Securities") pursurant to Registration Statement No. 333-50090. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Debt Securities are to be issued under an Indenture dated as of February 1, 1985, as supplemented (the "Indenture"), between the Company and The Chase Manhattan Bank as Trustee.

        The Company has created four series of Debt Securities under the Indenture, as set forth in Exhibit 8 filed herewith (together, the "Notes"). The opinion and consent of Shearman & Sterling consenting to the use of their name in the Prospectus relating to the Notes are being filed as exhibits to this Report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation         Description                          Method of Filing
-----------         -----------                          ----------------

Exhibit 8           Opinion of Shearman & Sterling      Filed with this Report


Exhibit 23          Consent of Shearman & Sterling      Filed with this Report
                    is contained in their opinion
                    set forth in Exhibit 8

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                         FORD MOTOR CREDIT COMPANY
                                          -------------------------
                                          (Registrant)


Date:  October 24, 2001                  By: /s/  S. P. Thomas
                                              -----------------------
                                                  S. P. Thomas
                                                  Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 8                  Opinion of Shearman & Sterling

Exhibit 23                 Consent of Shearman & Sterling is
                           Contained in their opinion set forth
                           in Exhibit 8